Exhibit 99.1

Impinj Reports Third Quarter 2024 Financial Results

SEATTLE, WA, October 23, 2024– Impinj, Inc. (NASDAQ: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the third quarter ended September 30, 2024.

“Our third-quarter results were strong, with revenue and profitability well above our guidance,” said Chris Diorio, Impinj co-founder and CEO. “These results again demonstrate the leverage in our operating model. As we continue driving our bold vision to connect every item in our everyday world, I remain confident in our market position and energized by the opportunities ahead.”

Third Quarter 2024 Financial Summary

•
Revenue of $95.2 million
•
GAAP gross margin of 50.0%; non-GAAP gross margin of 52.4%
•
GAAP net income of $0.2 million, or income of $0.01 per diluted share using 29.7 million shares
•
Adjusted EBITDA of $17.3 million
•
Non-GAAP net income of $16.9 million, or income of $0.56 per diluted share using 32.3 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Fourth Quarter 2024 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the fourth quarter of 2024 (in millions, except per share data):

Three Months Ending
December 31, 2024
Revenue	$91.0 to $94.0
GAAP Net loss	($3.8 ) to ($2.3 )
Adjusted EBITDA income	$13.6 to $15.1
GAAP Weighted-average shares — basic and diluted	28.4 to 28.6
GAAP Net loss per share — basic and diluted	($0.14) to ($0.08)
Non-GAAP Net income	$13.4 to $14.9
Non-GAAP Weighted-average shares — diluted(1)	32.6 to 32.8
Non-GAAP Net income per share — diluted(1)	$0.45 to $0.49

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

A reconciliation between GAAP and non-GAAP financial measures is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, October 23, 2024 at 5:00 p.m. ET / 2:00 p.m. PT to discuss its third-quarter 2024 results, as well as its outlook for its fourth-quarter 2024. Interested parties may access the call by dialing +1-412-317-1863. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 1320694.

Management’s prepared written remarks, along with quarterly financial data, will be made available on Impinj’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, investment plans and prospects, statements regarding conditions in the markets in which we compete as well as the broader economy, and our financial guidance and considerations for the fourth quarter of 2024 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

###

For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Strategic Finance

+1-206-315-4470

ir@impinj.com

Media Relations
Jill West
Vice President, Strategic Communications
+1 206-834-1110
jwest@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	September 30, 2024	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$73,704	$94,793
Short-term investments	96,551	18,440
Accounts receivable, net	64,378	54,919
Inventory	88,357	97,172
Prepaid expenses and other current assets	6,097	4,372
Total current assets	329,087	269,696
Long-term investments	57,122	—
Property and equipment, net	49,908	44,891
Intangible assets, net	11,563	13,913
Operating lease right-of-use assets	7,817	9,735
Other non-current assets	1,117	1,478
Goodwill	19,833	19,696
Total assets	$476,447	$359,409
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$20,504	$8,661
Accrued compensation and employee related benefits	18,043	8,519
Accrued and other current liabilities	3,702	8,614
Current portion of operating lease liabilities	3,534	3,373
Current portion of long-term debt	283,081	—
Current portion of deferred revenue	2,231	1,713
Total current liabilities	331,095	30,880
Long-term debt	—	281,855
Operating lease liabilities, net of current portion	6,660	9,360
Deferred tax liabilities, net	2,454	2,911
Deferred revenue, net of current portion	139	272
Total liabilities	340,348	325,278
Stockholders' equity:
Common stock, $0.001 par value	28	27
Additional paid-in capital	522,100	463,900
Accumulated other comprehensive income	594	355
Accumulated deficit	(386,623)	(430,151)
Total stockholders' equity	136,099	34,131
Total liabilities and stockholders' equity	$476,447	$359,409

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024		2023
Revenue	$95,198	$65,005	$274,518		$236,888
Cost of revenue	47,629	34,237	131,885		118,776
Gross profit	47,569	30,768	142,633		118,112
Operating expenses:
Research and development	25,492	21,588	72,935		67,426
Sales and marketing	9,888	10,073	29,891		30,678
General and administrative	12,452	13,532	39,040		45,098
Amortization of intangibles	506	1,409	2,411		3,555
Restructuring costs	—	—	1,812		—
Total operating expenses	48,338	46,602	146,089		146,757
Income (loss) from operations	(769)	(15,834)	(3,456)		(28,645)
Other income, net	2,416	1,090	5,830		3,620
Income from settlement of litigation	—	—	45,000		—
Interest expense	(1,219)	(1,213)	(3,652)		(3,633)
Income (loss) before income taxes	428	(15,957)	43,722		(28,658)
Income tax benefit (expense)	(207)	195	(194)		472
Net income (loss) per share attributable to common stockholders:	$221	$(15,762)	$43,528		$(28,186)

Net income (loss) per share — basic	$0.01	$(0.59)	$1.57		$(1.06)
Net income (loss) per share — diluted	$0.01	$(0.59)	$1.48	(1)	$(1.06)

Weighted-average shares outstanding — basic	28,168	26,920	27,805		26,639
Weighted-average shares outstanding — diluted	29,727	26,920	31,918	(1)	26,639

(1) Diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Nine Months Ended
	September 30,
	2024	2023
Operating activities:
Net income (loss)	$43,528	$(28,186)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	10,155	9,733
Stock-based compensation	41,336	35,679
Restructuring equity modification expense	366	—
Accretion of discount or amortization of premium on investments	(247)	(1,600)
Amortization of debt issuance costs	1,226	1,206
Deferred tax expense	(471)	(662)
Revaluation of acquisition-related contingent consideration liability	986	—
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(9,438)	2,683
Inventory	8,825	(59,239)
Prepaid expenses and other assets	(610)	1,407
Accounts payable	12,056	(10,054)
Accrued compensation and employee related benefits	9,515	(1,904)
Accrued and other liabilities	1,268	1,677
Acquisition-related contingent consideration liability	(2,556)	—
Operating lease right-of-use assets	1,921	1,990
Operating lease liabilities	(2,542)	(2,501)
Deferred revenue	369	(1,038)
Net cash provided by (used in) operating activities	115,687	(50,809)
Investing activities:
Purchases of investments	(154,331)	—
Proceeds from sales of investments	—	13,372
Proceeds from maturities of investments	18,605	127,449
Business acquisitions, net of cash acquired	—	(23,357)
Purchases of intangible assets	—	(250)
Proceeds from sale of property and equipment	—	234
Purchases of property and equipment	(12,979)	(15,968)
Net cash provided by (used in) investing activities	(148,705)	101,480
Financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	16,499	7,890
Payment of acquisition-related contingent consideration	(4,602)	—
Net cash provided by financing activities	11,897	7,890
Effect of exchange rate changes on cash and cash equivalents	32	(58)
Net increase (decrease) in cash and cash equivalents	(21,089)	58,503
Cash and cash equivalents
Beginning of period	94,793	19,597
End of period	$73,704	$78,100

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA, non-GAAP net income (loss), free cash flow and adjusted free cash flow as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We use free cash flow and adjusted free cash flow as key measures when assessing our sources of liquidity, capital resources, and quality of earnings. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; other income, net; interest expense; acquisition related expense and related purchase accounting adjustments; and income tax benefit (expense). During the year ended December 31, 2023, we revised our definition of adjusted EBITDA to exclude acquisition related expenses, related purchase accounting adjustments, and amortization of intangibles in connection with our Voyantic Oy acquisition. During the three months ended March 31, 2024, we further revised our definition of adjusted EBITDA to exclude settlement income. We have excluded these items because we do not believe they reflect our core operations and us excluding them enables more consistent evaluation of our operating performance. The revision to our definition of adjusted EBITDA did not impact adjusted EBITDA for any previously reported periods because there was no impact of a similar nature in such prior periods affecting comparability.

Non-GAAP Net Income (Loss)

We define non-GAAP net income as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; acquisition related expense and related purchase accounting adjustments; and the corresponding income tax impacts of adjustments to net income (loss).

During the year ended December 31, 2023, we revised our definition of non-GAAP net income to adjust for acquisition related expenses, related purchase accounting adjustments, and amortization of intangibles in connection with our Voyantic Oy acquisition. During the three months ended March 31, 2024, we further revised our definition of non-GAAP net income to exclude settlement income. The revisions to our definition of non-GAAP net income did not impact non-GAAP net income for any previously reported periods because there was no impact of a similar nature in such prior periods affecting comparability.

Additionally, during the year ended December 31, 2023, we revised our definition of non-GAAP net income (loss) to adjust for income tax effects of adjustments to net income (loss), calculated at the statutory rate for current and historical periods. We have revised the prior period amounts to conform to our current period presentation.

Free cash flow

We define free cash flow as net cash provided by (used in) operating activities, determined in accordance with GAAP, less purchases of property and equipment. We define adjusted free cash flow as free cash flow less cash received from gain on litigation settlement.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2024		2023	2024		2023

GAAP Gross margin	50.0%		47.3%	52.0%		49.9%
Adjustments:
Depreciation and amortization	1.9%		2.2%	1.8%		1.5%
Purchase accounting adjustments	0.0%		0.2%	0.0%		0.2%
Stock-based compensation	0.5%		0.8%	0.5%		0.6%
Non-GAAP Gross margin	52.4%		50.5%	54.3%		52.2%

GAAP Net income (loss)	$221		$(15,762)	$43,528		$(28,186)
Adjustments:
Depreciation and amortization	3,247		3,668	10,155		9,734
Stock-based compensation	14,841		12,307	41,336		35,679
Restructuring costs	—		—	1,812		—
Acquisition related expenses	—		4	986		1,676
Purchase accounting adjustments	—		112	—		388
Other income, net	(2,416)		(1,090)	(5,830)		(3,620)
Income from settlement of litigation	—		—	(45,000)		—
Interest expense	1,219		1,213	3,652		3,633
Income tax expense (benefit)	207		(195)	194		(472)
Adjusted EBITDA	$17,319		$257	$50,833		$18,832

GAAP Net income (loss)	$221		$(15,762)	$43,528		$(28,186)
Adjustments:
Depreciation and amortization	3,247		3,668	10,155		9,734
Stock-based compensation	14,841		12,307	41,336		35,679
Restructuring costs	—		—	1,812		—
Acquisition transaction expenses	—		4	986		1,676
Purchase accounting adjustments	—		112	—		388
Income from settlement of litigation	—		—	(45,000)		—
Income tax effects of adjustments (1)	(1,410)		(207)	(4,434)		(1,990)
Non-GAAP Net income	$16,899		$122	$48,383		$17,301

Non-GAAP Net income per share — diluted	$0.56	(2)	$0.00	$1.63	(2)	$0.61

GAAP Weighted-average shares — diluted	29,727		26,920	31,918	(3)	26,639
Dilutive shares from stock plans	—		1,196	—		1,758
Dilutive shares from convertible debt	2,589		—	—		—
Non-GAAP Weighted-average shares — diluted	32,316	(2)	28,116	31,918	(2)	28,397
(1) The tax effects of the adjustments are calculated using the statutory rate, taking into consideration the nature of the item and relevant taxing jurisdictions.

(2) Diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

(3) GAAP weighted average shares — diluted includes the dilutive effect of convertible debt.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP Net cash provided by (used in) operating activities	$10,068	$(1,705)	$115,687	$(50,809)
Adjustments:
Purchases of property and equipment	(5,411)	(2,770)	(12,979)	(15,968)
Free cash flow	$4,657	$(4,475)	$102,708	$(66,777)
Adjustments:
Income from settlement of litigation	—	—	(45,000)	—
Adjusted free cash flow	$4,657	$(4,475)	$57,708	$(66,777)

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
December 31,
2024
GAAP Net loss	$(3,178)
Adjustments:
Forecasted Depreciation and amortization	3,388
Forecasted Stock-based compensation	15,175
Forecasted Interest expense	1,215
Forecasted Other income, net	(2,400)
Forecasted Income tax expense	100
Adjusted EBITDA	$14,300

GAAP Net loss	$(3,178)
Adjustments:
Forecasted Depreciation and amortization	3,388
Forecasted Stock-based compensation	15,175
Forecasted Income tax effects of adjustments	(1,252)
Non-GAAP Net income	$14,133

GAAP Net loss per share — basic and diluted	$(0.11)
Non-GAAP Net income per share — diluted(1)	$0.47

GAAP weighted-average shares — basic and diluted	28,500
Dilutive shares	4,200
Non-GAAP weighted-average shares — diluted(1)	32,700

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.